EXHIBIT 8(c)1

Amendment No. 2 to Participation Agreement (ProFunds)

AMENDMENT NO. 2

AMENDMENT NO. 2 (the “Amendment”) dated as of August 30, 2007 to the Participation Agreement (the “Agreement”) by and among WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO, (the “Company”), an Ohio life insurance company, on its own behalf and on behalf of each segregated asset account of the Company, PROFUNDS, a Delaware business trust, (the “Fund”), ACCESS ONE TRUST, a Delaware business trust (each of ProFunds or the Access One Trust referred to herein as the “Fund”), and PROFUND ADVISORS LLC (the “Adviser”), a Maryland limited liability company.

WITNESSETH

WHEREAS, the Company, the Fund and the Adviser have entered into a Participation Agreement dated as of June 6, 2006, as amended (the “Agreement”), and

WHEREAS, the Company, the Fund and the Adviser wish to amend the Agreement,

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Company, the Fund and the Adviser hereby acknowledge and agree as follows:

1. Certain Definitions. Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

2. Amendments.

(a) Schedule A of the Agreement is hereby amended by replacing it in its entirety with Schedule A attached hereto.

3. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

4. Each of the parties hereby represents and warrants that the execution, delivery and performance of this Amendment are within the party’s corporate power and have been or will be duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of the party in accordance with its terms.

5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

6. This Amendment shall be construed in accordance with and be governed by the laws of the State of Maryland (without reference to choice of law doctrine).

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO		PROFUNDS

	/s/ Steven R. Shepard		/s/ Steven Cravath
Name:	Steven R. Shepard	Name:	Steven Cravath
Title:	Senior Vice President	Title:	Secretary

PROFUND ADVISORS LLC		ACCESS ONE TRUST

	/s/ Michael Sapir		/s/ Steven Cravath
Name:	Michael Sapir	Name:	Steven Cravath
Title:	Chief Executive Officer	Title:	Secretary

Schedule A

Accounts(s)	Contract(s)	Designated Portfolio(s)
WRL Series Life Account	WRL XceleratorSM	ProFund VP Bull

	WRL Freedom Elite Builder IISM	ProFund VP OTC

	WRL Freedom Elite Builder®	ProFund VP Small-Cap

	WRL Freedom Wealth ProtectorSM	ProFund VP Short Small-Cap

	WRL Freedom Elite®	ProFund VP Money Market

WRL Financial Freedom Builder®

WRL Freedom Equity Protector®

WRL ForLifeSM

WRL Series Life Account G	WRL Capital CreatorSM (Expected to commence operations on or around September 20, 2007)	ProFund VP Asia 30

ProFund VP Basic Materials

ProFund VP Bull

ProFund VP Consumer Services

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling US Dollar

ProFund VP Financials

ProFund VP International

ProFund VP Japan

ProFund VP Mid-Cap

ProFund VP Money Market

ProFund VP Oil & Gas

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short OTC

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Value

ProFund VP Telecommunications

Accounts(s)	Contract(s)	Designated Portfolio(s)
ProFund VP UltraSmall-Cap

ProFund VP U.S. Government Plus

ProFund VP Utilities

Access VP High Yield FundSM

WRL Series Annuity Account	WRL Freedom Attainer®	ProFund VP Asia 30

	WRL Freedom Bellwether®	ProFund VP Basic Materials

	WRL Freedom Premier®	ProFund VP Bull

	WRL Freedom Access®	ProFund VP Consumer Services

	WRL Freedom Enhancer®	ProFund VP Emerging Markets

	WRL Freedom Variable Annuity	ProFund VP Europe 30

	WRL Freedom Conqueror®	ProFund VP Falling US Dollar

	WRL Freedom Wealth Creator®	ProFund VP Financials

ProFund VP International

ProFund VP Japan

ProFund VP Mid-Cap

ProFund VP Money Market

ProFund VP Oil & Gas

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short OTC

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Value

ProFund VP Telecommunications

ProFund VP UltraSmall-Cap

ProFund VP U.S. Government Plus

ProFund VP Utilities

Access VP High Yield FundSM

Separate Account VA U	WRL Freedom Premier® III Variable Annuity	ProFund VP Asia 30

ProFund VP Bull

Accounts(s)	Contract(s)	Designated Portfolio(s)
ProFund VP Basis Materials

ProFund VP Consumer Services

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling US Dollar

ProFund VP Financials

ProFund VP International

ProFund VP Japan

ProFund VP Mid-Cap

ProFund VP Money Market

ProFund VP Oil & Gas

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short OTC

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Value

ProFund VP Telecommunications

ProFund VP UltraSmall-Cap

ProFund VP U.S. Government Plus

ProFund VP Utilities

Access VP High Yield FundSM

Separate Account VA V	WRL Freedom Multiple	ProFund VP Asia 30

ProFund VP Basic Materials

ProFund VP Bull

ProFund VP Consumer Services

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling US Dollar

ProFund VP Financials

ProFund VP International

ProFund VP Japan

Accounts(s)	Contract(s)	Designated Portfolio(s)
ProFund VP Mid-Cap

ProFund VP Money Market

ProFund VP Oil & Gas

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short OTC

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Value

ProFund VP Telecommunications

ProFund VP UltraSmall-Cap

ProFund VP U.S. Government Plus

ProFund VP Utilities

Access VP High YieldSM

Separate Account VA AA	Flexible Premium Variable Annuity – M, under the marketing name “WRL Freedom Advisor”	ProFund VP Asia 30

ProFund VP Basic Materials

ProFund VP Bull

ProFund VP Consumer Services

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling US Dollar

ProFund VP Financials

ProFund VP International

ProFund VP Japan

ProFund VP Mid-Cap

ProFund VP Money Market

ProFund VP Oil & Gas

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

Accounts(s)	Contract(s)	Designated Portfolio(s)
ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short OTC

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Value

ProFund VP Telecommunications

ProFund VP UltraSmall-Cap

ProFund VP U.S. Government Plus

ProFund VP Utilities

Access VP High Yield FundSM